SUB- ITEM 77Q (1)

(a)    Articles Supplementary are incorporated by reference to Exhibit (a)(13) of Post-Effective Amendment No. 101 to the Registration Statement on Form N-1A, filed on December 14, 2011.

(g)    Agreement and Plan of Reorganization is incorporated by reference to the Registration Statement on Form N-14, filed on April 21, 2011